Malibu Boats, Inc. Announces Appointment of Bruce Beckman
to Chief Financial Officer
LOUDON, Tenn., November 8, 2023 (Globe Newswire) – Malibu Boats, Inc. (Nasdaq: MBUU) announced today the appointment of Bruce Beckman as Chief Financial Officer, effective November 27, 2023. He will be joining as a member of the executive team and report directly to the Company’s Chief Executive Officer, Jack Springer. Malibu’s Interim Chief Financial Officer, David Black, will transition to the role of Vice President, Finance for Malibu Boats at that time.
“I want to welcome Bruce to the Malibu Boats family. I have no doubt he will play a critical role in advancing our industry leading position, executing our long-term strategic plan and further elevating our finance organization at the Company. In his past roles, he has demonstrated his ability to create positive change and produce strong results, with a proven track record of strategic and operational execution,” commented Jack Springer, MBI’s Chief Executive Officer. “I also want to extend my sincerest gratitude to David for stepping in and leading our finance organization as we embarked on this search for our next Chief Financial Officer.”
Bruce joins Malibu from Entegris, where he most recently served as Senior Vice President of Finance. During his more than eight-year tenure, he held several positions of increasing responsibility within the finance function, which includes leading a global team of over 200 FP&A and Accounting professionals, to drive the financial performance of a global manufacturing company serving the dynamic, high growth semiconductor industry. Prior to Entegris, Bruce worked in numerous capacities for General Mills, Inc., including Vice President of Finance for the Meals Division, Director of Corporate Planning & Analysis and Director of Internal Controls. He holds a Bachelor of Science in Business from the University of Minnesota and a Master of Business Administration degree from the University of Minnesota Carlson School of Management.
As Chief Financial Officer of Malibu Boats, Bruce will be responsible for the financial management of the Company, including leading the Accounting, Finance, Internal Audit and Investor Relations teams. He will also lead the Company’s planning processes, as well as partner with the executive team to drive Malibu’s next stage of growth.
About Malibu Boats, Inc.
Based in Loudon, Tennessee, Malibu Boats, Inc. (MBUU) is a leading designer, manufacturer and marketer of a diverse range of recreational powerboats, including performance sport, sterndrive and outboard boats. Malibu Boats, Inc. is the market leader in the performance sport boat category through its Malibu and Axis boat brands, the leader in the 23’ - 36’ segment of the sterndrive boat category through its Cobalt brand, and in a leading position in the saltwater fishing boat market with its Pursuit and Cobia offshore boats and Pathfinder, Maverick, and Hewes flats and bay boat brands. A pre-eminent innovator in the powerboat industry, Malibu Boats, Inc. designs products that appeal to an expanding range of recreational boaters, fisherman and water sports enthusiasts whose passion for boating is a key component of their active lifestyles. For more information, visit www.malibuboats.com, www.axiswake.com, www.cobaltboats.com, www.pursuitboats.com, or www.maverickboatgroup.com.
Cautionary Statement Concerning Forward Looking Statements
This press release includes forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995). Forward-looking statements can be identified by such words and phrases as “believes,” “anticipates,” “expects,” “intends,” “estimates,” “may,” “will,” “should,” “continue” and similar expressions, comparable terminology or the negative thereof, and includes statements in this press release regarding Bruce Beckman’s future appointment as Chief Financial Officer and his strategic role within the Company. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to: general industry, economic and business conditions; the Company’s large fixed cost base; increases in the cost of, or unavailability of, raw materials, component parts and transportation costs; disruptions in the Company’s suppliers’ operations; the Company’s reliance on third-party suppliers for raw materials and components and any interruption of the Company’s informal supply arrangements; the Company’s reliance on certain suppliers for the Company’s engines and outboard motors; the Company’s ability to meet the Company’s manufacturing workforce needs; exposure to workers' compensation claims and other workplace liabilities; the Company’s ability to grow the Company’s business through acquisitions and integrate such acquisitions to fully realize their expected benefits; the Company’s growth strategy which may require us to secure significant additional capital; the Company’s ability to protect the Company’s intellectual property; disruptions to the Company’s network and information systems; the Company’s success at developing and implementing a new enterprise resources planning system; risks inherent in operating in foreign jurisdictions; the effects of the COVID-19 pandemic on us; a natural disaster, global pandemic or other disruption at the Company’s manufacturing facilities; increases in income tax rates or changes in income tax laws; the Company’s dependence on key personnel; the Company’s ability to enhance existing products and market new or enhanced products; the continued strength of the Company’s brands; the seasonality of the Company’s business; intense competition within the Company’s industry; increased consumer preference for used boats or the supply of new boats by competitors in excess of demand; competition with other activities for consumers’ scarce leisure time; changes in currency exchange rates; inflation and increases in interest rates; an increase in energy and fuel costs; the Company’s reliance on the Company’s network of independent dealers and increasing competition for dealers; the financial health of the Company’s dealers and their continued access to financing; the Company’s obligation to repurchase inventory of certain dealers; the Company’s exposure to claims for product liability and warranty claims; changes to U.S. trade policy, tariffs and import/export regulations; any failure to comply with laws and regulations including environmental, workplace safety and other regulatory requirements; the Company’s holding company structure;

covenants in the Company’s credit agreement governing the Company’s revolving credit facility which may limit the Company’s operating flexibility; the Company’s variable rate indebtedness which subjects us to interest rate risk; the Company’s obligation to make certain payments under a tax receivables agreement; any failure to maintain effective internal control over financial reporting or disclosure controls or procedures; and other factors affecting us detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Many of these risks and uncertainties are outside the Company’s control, and there may be other risks and uncertainties which the Company does not currently anticipate because they relate to events and depend on circumstances that may or may not occur in the future. Although the Company believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions at the time made, the Company can give no assurance that the Company’s expectations will be achieved. Undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation (and the Company expressly disclaims any obligation) to update or supplement any forward-looking statements that may become untrue because of subsequent events, whether because of new information, future events, changes in assumptions or otherwise.
Contacts
Malibu Boats, Inc.
InvestorRelations@MalibuBoats.com